DELAWARE GROUP FOUNDATION FUNDS
Delaware Aggressive Allocation Portfolio
Delaware Moderate Allocation Portfolio
Delaware Conservative Allocation Portfolio
(each, a "Portfolio" and collectively, the "Portfolios")

Supplement to the Portfolios' Prospectuses
dated January 28, 2007

Effective June 25, 2007, Michael J. Hogan has replaced Patrick P. Coyne as the portfolio manager primarily responsible for making day-to-day investment decisions for Delaware Aggressive Allocation Portfolio, Delaware Moderate Allocation Portfolio, and Delaware Conservative Allocation Portfolio.

The following information supplements the first three paragraphs in the section entitled "Who manages the Portfolios - Portfolio managers":

Michael J. Hogan assumed primary responsibility for making day-to-day investment decisions for the Portfolios on June 25, 2007. When making investment decisions for each Portfolio, Mr. Hogan regularly consults with Christopher S. Adams, Francis X. Morris, Michael S. Morris, and Donald G. Padilla.

Michael J. Hogan, CFA Executive Vice President, Chief Investment Officer, Head of Equity Investments
Mr. Hogan joined Delaware Investments in April 2007 to lead equity investments, which comprises eight in-house investment teams. Prior to joining the firm, he spent 11 years at SEI, most recently as the managing director and global head of equity for the past three years. SEI's Global Equity team comprised more than 20 investment professionals across four countries and was responsible for a wide range of equity mandates. Mr. Hogan also led SEI's U.S. Equity team, was the director for the Non-U.S. Equity team, and was a portfolio strategist on the Global Asset Allocation team. He worked at PNC Asset Management for seven years as a senior economist and then as a portfolio strategist. Mr. Hogan started his career at Wharton Econometric Forecasting Associates. He graduated from the University of Delaware with a bachelor's degree and a master's degree in economics, and he is a member of the Association for Investment Management and Research and The CFA Society of Philadelphia.

Please keep this Supplement for future reference.

This Supplement is dated June 25, 2007.